Annual Report December 31, 2001
--------------------------------------------------------------------------------

Oppenheimer

Capital Appreciation
Fund/VA

A Series of Oppenheimer Variable Account Funds

                                                  [logo]OppenheimerFunds(R)
                                                        The Right Way to Invest

Oppenheimer Variable Account Funds--Oppenheimer Capital Appreciation Fund/VA

===============================================================================
Objective

Oppenheimer Capital Appreciation Fund/VA, a series of Oppenheimer Variable Account Funds, seeks capital appreciation from investments in securities in well-known and established companies. The Fund's focus is on securities of large-cap companies having a market capitalization of $11.5 billion or more with a history of earnings and dividend growth.

===============================================================================
Narrative by Jane Putnam, Portfolio Manager

Oppenheimer Capital Appreciation Fund/VA's Non-Service shares provided a total return of -12.58% for the 12-month period that ended December 31, 2001.(1)
     While we would, of course, always prefer to deliver positive returns to our investors, our disciplined, growth-at-a-reasonable-price investment strategy enabled us to deliver stronger performance than our benchmark, the S&P 500 Index, and most of our peers. In light of our long-term investment perspective, we are especially pleased that the Fund maintained its top Lipper quartile ranking for the most recent 1-, 3- and 5-year periods.(2) We attribute the Fund's strong relative performance partly to our success in finding good investment opportunities among defensive stocks in companies we believed were likely to exhibit growth despite a slowing economic environment, and partly to our patience in taking advantage of attractive prices in cyclical stocks that were hurt by the economic slowdown.
     During the past year, the U.S. economy slipped into recession after nearly a decade of growth, driving down the prices of many stocks. While technology and telecommunications stocks led the downturn, almost every industry sector suffered losses. During most of 2001, investors turned to more defensive industries that appeared likely to continue growing despite the economic slowdown. However, during the summer and the last few months of 2001, growth-oriented stocks rebounded from their earlier lows as investors hunted for bargains in anticipation of renewed economic growth. Defensive stocks tended to suffer in this environment.
     Our investment strategy remained consistently focused on seeking individual stocks that we believed offered good growth potential at a reasonable price. In early 2001, we emphasized companies with a track record of delivering moderate, but steady earnings, and with strong prospects of continuing to deliver consistent earnings in a slowing economy. Among financials, we achieved relatively strong results by investing in relatively safe, defensive entities, including government-sponsored agencies, such as Freddie Mac (Federal Home Loan Mortgage Corp.) and Fannie Mae (Federal National Mortgage Assn.). In consumer staples, we built a relatively large position in cable companies, such as Comcast Corp. Such companies exhibit both defensive and growth characteristics because cable subscription rates tend to remain relatively strong during weak economic times, while demand is growing for a new generation of digital communications products. In the healthcare area, we focused on companies with strong competitive positions in the medical device and pharmaceutical industries, such as Johnson & Johnson and Pfizer, Inc.

In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be less than the results shown.
1. Includes changes in net asset value per share and does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
2. Source of data: Lipper, Inc., 12/31/01. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 25 out of 604 (1-year), 24 out of 383 (3-year) and 20 of 176 (5-year) among multicap growth funds for the periods ended 12/31/01.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

2                   Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Variable Account Funds--Oppenheimer Capital Appreciation Fund/VA

===============================================================================
During the first few months of 2001, we found few "cyclical" stocks that met our strict investment criteria. Cyclicals are companies that tend to perform especially well in strong economic environments, and relatively poorly in weak environments. The Fund's comparatively mild exposure to cyclicals in early 2001 contributed significantly to its good performance relative to its peers. However, in April, we began to find a growing number of attractive investment opportunities among cyclical companies that we believed offered excellent prospects for long-term growth while representing attractive values at prevailing prices. Accordingly, we gradually increased the Fund's exposure to cyclicals until it reached approximately the same levels represented in the S&P 500 Index. Our most substantial cyclical investments were among technology software and hardware producers, such as Microsoft Corp., and media and entertainment companies, such as AOL Time Warner, Inc. While these holdings generally proved to be volatile performers--rising in April and May, declining throughout the summer, and rising again during the final few months of 2001--they helped the Fund's performance overall.
     Looking ahead, we see more favorable prospects for growth in 2002. After a year of declining operating earnings and stock prices, falling interest rates have created a more favorable environment for economic growth, while the inventory and pricing problems that have hurt many technology and telecommunications companies are showing signs of easing. Still, the timing and strength of an economic recovery remains very much in doubt. Accordingly, we favor a balanced investment approach that includes stocks in industry sectors likely to benefit from economic recovery, such as technology and consumer cyclicals, as well as stocks in traditionally defensive sectors, such as consumer staples, beverages, healthcare and financials. At the same time, we remain rigorously committed to our fundamental approach of seeking growth at the right price. In today's volatile economic environment, we believe our disciplined approach and emphasis on selecting stocks one company at a time should serve investors well. That's why Oppenheimer Capital Appreciation/VA Fund continues to be part of The Right Way to Invest.
-------------------------------------------------------------------------------
Management's discussion of Fund performance. During the one-year period that ended December 31, 2001, Oppenheimer Capital Appreciation Fund/VA suffered from weakness in the U.S. economy and markets, but outperformed its benchmark and the majority of its peers. We attribute the Fund's strong relative performance partly to three key factors: our disciplined approach to maintaining a well-diversified portfolio, our success in finding good investment opportunities among defensive stocks in companies we believed were likely to exhibit growth despite a slowing economic environment, and our timely move to take advantage of attractive prices in cyclical stocks that were hurt by the economic slowdown. Most of our best-performing holdings were grouped among financials, consumer staples and healthcare sectors. The Fund also benefited from our decision to increase its holdings of cyclical stocks in the technology and media and communications sectors during the period. The Fund's portfolio and our management strategies are subject to change.
-------------------------------------------------------------------------------
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2001. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on September 18, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                    Oppenheimer Capital Appreciation Fund/VA                  3

Oppenheimer Variable Account Funds--Oppenheimer Capital Appreciation Fund/VA

[line chart]

Non-Service shares
Comparison of Change in Value of $10,000 Hypothetical Investment in:


                    OVAF/Oppenheimer
                  Capital Appreciation
                         Fund/VA
                   Non-Service shares            S&P 500 Index

   12/31/91                 10000                    10000
   03/31/92                  9947                     9748
   06/30/92                  9677                     9933
   09/30/92                 10069                    10246
   12/31/92                 11453                    10761
   03/31/93                 11652                    11230
   06/30/93                 11763                    11284
   09/30/93                 12117                    11575
   12/31/93                 12283                    11843
   03/31/94                 11974                    11395
   06/30/94                 11687                    11442
   09/30/94                 12430                    12001
   12/31/94                 12402                    11999
   03/31/95                 13508                    13166
   06/30/95                 14940                    14421
   09/30/95                 16264                    15566
   12/31/95                 16948                    16502
   03/31/96                 18127                    17388
   06/30/96                 18875                    18167
   09/30/96                 20098                    18729
   12/31/96                 21220                    20289
   03/31/97                 21015                    20834
   06/30/97                 24363                    24467
   09/30/97                 27511                    26300
   12/31/97                 26882                    27055
   03/31/98                 30306                    30826
   06/30/98                 31461                    31850
   09/30/98                 26297                    28689
   12/31/98                 33333                    34792
   03/31/99                 35518                    36525
   06/30/99                 38607                    39095
   09/30/99                 36750                    36660
   12/31/99                 47218                    42110
   03/31/00                 54111                    43075
   06/30/00                 51666                    41931
   09/30/00                 51393                    41524
   12/31/00                 47109                    38278
   03/31/01                 42232                    33742
   06/30/01                 44810                    35716
   09/30/01                 35646                    30475
   12/31/01                 41185                    33732

Average Annual Total Returns of Non-Service shares of the Fund at 12/31/01 1-Year -12.58% 5-Year 14.18% 10-Year 15.21%

[end line chart]

[line chart]

Service shares
Comparison of Change in Value of $10,000 Hypothetical Investment in:


                    OVAF/Oppenheimer Capital
                      Appreciation Fund/VA
                         Service shares          S&P 500 Index

   09/18/01                 10000                    10000
   09/30/01                 10000                    10000
   12/31/01                 11551                    11068

Cumulative Total Return of Service shares of the Fund at 12/31/01
Since Inception (9/18/01) 15.51%

[end line chart]

Because of ongoing market volatility, the Fund's performance has been subject to fluctuations and current performance may be less than the results shown. For updates on the Fund's performance, please call us at 1.800.981.2871. Past performance is not predictive of future performance.
The inception dates of the Fund were 4/3/85 for the Non-Service shares and 9/18/01 for its Service class. The performance information in the graphs for the S&P 500 Index begins on 12/31/91 in the first graph and on 9/30/01 for the second graph.
Total returns include changes in net asset value per share and do not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account.
Total returns and the ending account value in the graphs show changes in share value and include reinvestment of all dividends and capital gains distributions. Graphs are not drawn to same scale. An explanation of the calculation of the performance is in the Statement of Additional Information.

4                   Oppenheimer Capital Appreciation Fund/VA

Statement of Investments  December 31, 2001

                                                             Market Value
                                                   Shares    See Note 1
=========================================================================
Common Stocks--95.3%
-------------------------------------------------------------------------
Basic Materials--1.0%
-------------------------------------------------------------------------
Chemicals--0.4%
IMC Global, Inc.                                   136,000   $  1,768,000
-------------------------------------------------------------------------
PPG Industries, Inc.                               106,000      5,482,320
                                                             ------------
                                                                7,250,320
-------------------------------------------------------------------------
Paper--0.6%
International Paper Co.                            309,000     12,468,150
-------------------------------------------------------------------------
Capital Goods--7.8%
-------------------------------------------------------------------------
Aerospace/Defense--0.8%
Boeing Co.                                          71,000      2,753,380
-------------------------------------------------------------------------
Northrop Grumman Corp.                              66,600      6,713,946
-------------------------------------------------------------------------
Raytheon Co.                                       192,500      6,250,475
                                                             ------------
                                                               15,717,801
-------------------------------------------------------------------------
Electrical Equipment--0.9%
General Electric Co.                               185,000      7,414,800
-------------------------------------------------------------------------
Vishay Intertechnology, Inc.(1)                    553,000     10,783,500
                                                             ------------
                                                               18,198,300
-------------------------------------------------------------------------
Industrial Services--1.3%
Philadelphia Suburban Corp.                         62,500      1,409,375
-------------------------------------------------------------------------
Waste Management, Inc.                             770,000     24,570,700
                                                             ------------
                                                               25,980,075
-------------------------------------------------------------------------
Manufacturing--4.8%
Flextronics International Ltd.(1)                  648,000     15,545,520
-------------------------------------------------------------------------
Honeywell International, Inc.                      477,000     16,132,140
-------------------------------------------------------------------------
Mettler-Toledo International, Inc.(1)              177,930      9,225,670
-------------------------------------------------------------------------
Millipore Corp.                                     99,000      6,009,300
-------------------------------------------------------------------------
Sanmina-SCI Corp.(1)                             1,312,300     26,114,770
-------------------------------------------------------------------------
Tyco International Ltd.                            357,988     21,085,493
                                                             ------------
                                                               94,112,893
-------------------------------------------------------------------------
Communication Services--1.4%
-------------------------------------------------------------------------
Telecommunications: Long Distance--0.4%
Sprint Corp. (Fon Group)                           170,000      3,413,600
-------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group(1)                   238,100      3,352,448
                                                             ------------
                                                                6,766,048
-------------------------------------------------------------------------
Telecommunications: Wireless--1.0%
Sprint Corp. (PCS Group)(1)                        320,000      7,811,200
-------------------------------------------------------------------------
Vodafone Group plc, Sponsored ADR                  478,700     12,293,016
                                                             ------------
                                                               20,104,216

                    Oppenheimer Capital Appreciation Fund/VA                  5

                                                             Market Value
                                                  Shares     See Note 1
-------------------------------------------------------------------------
Consumer Cyclicals--13.0%
-------------------------------------------------------------------------
Autos & Housing--0.5%
Ethan Allen Interiors, Inc.                         215,610  $  8,967,220
-------------------------------------------------------------------------
Consumer Services--1.3%
Omnicom Group, Inc.                                 281,000    25,107,350
-------------------------------------------------------------------------
Leisure & Entertainment--2.4%
Carnival Corp.                                      977,000    27,434,160
-------------------------------------------------------------------------
Harley-Davidson, Inc.                               250,000    13,577,500
-------------------------------------------------------------------------
Mattel, Inc.                                        375,000     6,450,000
                                                             ------------
                                                               47,461,660
-------------------------------------------------------------------------
Media--5.7%
AOL Time Warner, Inc.(1)                          1,877,000    60,251,700
-------------------------------------------------------------------------
Kadant, Inc.(1)                                      72,160     1,046,320
-------------------------------------------------------------------------
McGraw-Hill Cos., Inc.(The)                         400,000    24,392,000
-------------------------------------------------------------------------
News Corp. Ltd.(The), Sponsored ADR                 824,000    26,211,440
                                                             ------------
                                                              111,901,460
-------------------------------------------------------------------------
Retail: General--1.0%
Costco Wholesale Corp.(1)                           296,100    13,140,918
-------------------------------------------------------------------------
Dollar Tree Stores, Inc.(1)                         205,000     6,336,550
                                                             ------------
                                                               19,477,468
-------------------------------------------------------------------------
Retail: Specialty--2.1%
Gap, Inc.                                           745,000    10,385,300
-------------------------------------------------------------------------
Home Depot, Inc.                                    212,000    10,814,120
-------------------------------------------------------------------------
Nike, Inc., Cl. B                                   150,000     8,436,000
-------------------------------------------------------------------------
Rite Aid Corp.(1)                                   370,000     1,872,200
-------------------------------------------------------------------------
Tiffany & Co.                                       318,000    10,007,460
                                                             ------------
                                                               41,515,080
-------------------------------------------------------------------------
Consumer Staples--18.6%
-------------------------------------------------------------------------
Beverages--3.6%
Anheuser-Busch Cos., Inc.                           675,000    30,516,750
-------------------------------------------------------------------------
Coca-Cola Co.(The)                                  140,000     6,601,000
-------------------------------------------------------------------------
Coca-Cola Enterprises, Inc.                         405,000     7,670,700
-------------------------------------------------------------------------
PepsiCo, Inc.                                       533,000    25,951,770
                                                             ------------
                                                               70,740,220
-------------------------------------------------------------------------
Broadcasting--7.5%
Adelphia Communications Corp., Cl. A(1)             327,500    10,211,450
-------------------------------------------------------------------------
Cablevision Systems Corp., Cl. A(1)                 279,000    13,238,550
-------------------------------------------------------------------------
Clear Channel Communications, Inc.(1)               600,490    30,570,946
-------------------------------------------------------------------------
Comcast Corp., Cl. A Special                      1,858,700    66,913,200
-------------------------------------------------------------------------
Fox Entertainment Group, Inc., A Shares(1)          282,000     7,481,460
-------------------------------------------------------------------------
Hispanic Broadcasting Corp.(1)                      417,000    10,633,500
-------------------------------------------------------------------------
Univision Communications, Inc., Cl. A(1)            245,000     9,912,700
                                                             ------------
                                                              148,961,806

6                   Oppenheimer Capital Appreciation Fund/VA

                                                              Market Value
                                                  Shares      See Note 1
-------------------------------------------------------------------------
Entertainment--4.1%
Applebee's International, Inc.                     180,000    $ 6,156,000
-------------------------------------------------------------------------
Brinker International, Inc.(1)                     327,200      9,737,472
-------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                       945,000     15,309,000
-------------------------------------------------------------------------
Viacom, Inc., Cl. B(1)                           1,125,000     49,668,750
                                                              -----------
                                                               80,871,222
-------------------------------------------------------------------------
Food--1.6%
Dean Foods Co.(1)                                  140,000      9,548,000
-------------------------------------------------------------------------
Diageo plc, Sponsored ADR                          137,800      6,376,006
-------------------------------------------------------------------------
General Mills, Inc.                                250,000     13,002,500
-------------------------------------------------------------------------
Sysco Corp.                                        120,000      3,146,400
                                                              -----------
                                                               32,072,906
-------------------------------------------------------------------------
Food & Drug Retailers--1.6%
CVS Corp.                                           38,400      1,136,640
-------------------------------------------------------------------------
Kroger Co.(The)(1)                                 437,000      9,120,190
-------------------------------------------------------------------------
Safeway, Inc.(1)                                   483,600     20,190,300
                                                              -----------
                                                               30,447,130
-------------------------------------------------------------------------
Household Goods--0.2%
Estee Lauder Cos., Inc.(The), Cl. A                121,460      3,894,008
-------------------------------------------------------------------------
Energy--5.6%
-------------------------------------------------------------------------
Energy Services--1.9%
BJ Services Co.(1)                                 370,000     12,006,500
-------------------------------------------------------------------------
Halliburton Co.                                    312,000      4,087,200
-------------------------------------------------------------------------
Noble Drilling Corp.(1)                            147,500      5,020,900
-------------------------------------------------------------------------
PanCanadian Energy Corp.                           348,840      9,025,304
-------------------------------------------------------------------------
Rowan Cos., Inc.(1)                                185,000      3,583,450
-------------------------------------------------------------------------
Varco International, Inc.(1)                       210,000      3,145,800
                                                              -----------
                                                               36,869,154
-------------------------------------------------------------------------
Oil: Domestic--2.5%
Amerada Hess Corp.                                 251,000     15,687,500
-------------------------------------------------------------------------
Exxon Mobil Corp.                                  776,000     30,496,800
-------------------------------------------------------------------------
Suncor Energy, Inc.                                 94,800      3,122,712
                                                              -----------
                                                               49,307,012
-------------------------------------------------------------------------
Oil: International--1.2%
TotalFinaElf SA, Sponsored ADR                     338,000     23,741,120
-------------------------------------------------------------------------
Financial--15.5%
-------------------------------------------------------------------------
Banks--2.6%
Bank of America Corp.                              282,000     17,751,900
-------------------------------------------------------------------------
Bank One Corp.                                     455,000     17,767,750
-------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            388,000     14,103,800
-------------------------------------------------------------------------
TCF Financial Corp.                                 40,000      1,919,200
                                                              -----------
                                                               51,542,650

                    Oppenheimer Capital Appreciation Fund/VA                  7

                                                             Market Value
                                                 Shares      See Note 1
-------------------------------------------------------------------------
Diversified Financial--8.7%
Citigroup, Inc.                                  1,060,000   $ 53,508,800
-------------------------------------------------------------------------
Concord EFS, Inc.(1)                               370,200     12,135,156
-------------------------------------------------------------------------
Fannie Mae                                         250,000     19,875,000
-------------------------------------------------------------------------
Freddie Mac                                        475,000     31,065,000
-------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                   436,400     24,412,216
-------------------------------------------------------------------------
Prudential Financial, Inc.(1)                          400         13,276
-------------------------------------------------------------------------
Schwab (Charles) Corp.                             919,500     14,224,665
-------------------------------------------------------------------------
USA Education, Inc.                                201,000     16,888,020
                                                             ------------
                                                              172,122,133
-------------------------------------------------------------------------
Insurance--3.2%
American International Group, Inc.                 357,250     28,365,650
-------------------------------------------------------------------------
Everest Re Group Ltd.                               55,200      3,902,640
-------------------------------------------------------------------------
St. Paul Cos., Inc.                                131,200      5,768,864
-------------------------------------------------------------------------
Willis Group Holdings Ltd.(1)                      209,440      4,932,312
-------------------------------------------------------------------------
XL Capital Ltd., Cl. A                             230,000     21,012,800
                                                             ------------
                                                               63,982,266
-------------------------------------------------------------------------
Real Estate Investment Trusts--1.0%
Boston Properties, Inc.                            327,000     12,426,000
-------------------------------------------------------------------------
Host Marriott Corp.                                805,000      7,245,000
                                                             ------------
                                                               19,671,000
-------------------------------------------------------------------------
Healthcare--11.6%
-------------------------------------------------------------------------
Healthcare/Drugs--7.7%
Abbott Laboratories                                196,800     10,971,600
-------------------------------------------------------------------------
Amgen, Inc.(1)                                      90,000      5,079,600
-------------------------------------------------------------------------
Bristol-Myers Squibb Co.                           100,000      5,100,000
-------------------------------------------------------------------------
Genzyme Corp. (General Division)(1)                430,000     25,739,800
-------------------------------------------------------------------------
GlaxoSmithKline plc, ADR                           310,000     15,444,200
-------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(1)                      149,060     10,274,706
-------------------------------------------------------------------------
Johnson & Johnson                                  568,480     33,597,168
-------------------------------------------------------------------------
Medimmune, Inc.(1)                                  30,000      1,390,500
-------------------------------------------------------------------------
Perrigo Co.(1)                                     403,740      4,772,207
-------------------------------------------------------------------------
Pfizer, Inc.                                       804,000     32,039,400
-------------------------------------------------------------------------
Serono SA, Sponsored ADR                           371,700      8,248,023
                                                             ------------
                                                              152,657,204

8                   Oppenheimer Capital Appreciation Fund/VA

                                                             Market Value
                                                  Shares     See Note 1
-------------------------------------------------------------------------
Healthcare/Supplies & Services--3.9%
Applera Corp./Applied Biosystems Group              459,380  $ 18,039,853
-------------------------------------------------------------------------
Biomet, Inc.                                        240,000     7,416,000
-------------------------------------------------------------------------
Cardinal Health, Inc.                                 8,000       517,280
-------------------------------------------------------------------------
Covance, Inc.(1)                                    329,200     7,472,840
-------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                265,000     3,927,300
-------------------------------------------------------------------------
McKesson Corp.                                      285,000    10,659,000
-------------------------------------------------------------------------
Medtronic, Inc.                                     230,000    11,778,300
-------------------------------------------------------------------------
PerkinElmer, Inc.                                   242,500     8,492,350
-------------------------------------------------------------------------
Stryker Corp.(1)                                    161,300     9,415,081
                                                             ------------
                                                               77,718,004
-------------------------------------------------------------------------
Technology--17.6%
-------------------------------------------------------------------------
Computer Hardware--0.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR     40,000       686,800
-------------------------------------------------------------------------
Computer Services--1.4%
Affiliated Computer Services, Inc., Cl. A(1)         98,400    10,443,192
-------------------------------------------------------------------------
First Data Corp.                                    227,010    17,808,934
                                                             ------------
                                                               28,252,126
-------------------------------------------------------------------------
Computer Software--6.9%
Cadence Design Systems, Inc.(1)                     472,300    10,352,816
-------------------------------------------------------------------------
Check Point Software Technologies Ltd.(1)           286,400    11,424,496
-------------------------------------------------------------------------
Computer Sciences Corp.(1)                          115,000     5,632,700
-------------------------------------------------------------------------
Electronic Arts, Inc.(1)                            262,800    15,754,860
-------------------------------------------------------------------------
Microsoft Corp.(1)                                1,041,700    69,012,625
-------------------------------------------------------------------------
Oracle Corp.(1)                                     128,200     1,770,442
-------------------------------------------------------------------------
Peoplesoft, Inc.(1)                                 268,800    10,805,760
-------------------------------------------------------------------------
Veritas Software Corp.(1)                           251,123    11,257,844
                                                             ------------
                                                              136,011,543
-------------------------------------------------------------------------
Communications Equipment--4.2%
CIENA Corp.(1)                                      280,000     4,006,800
-------------------------------------------------------------------------
Cisco Systems, Inc.(1)                            1,183,000    21,424,130
-------------------------------------------------------------------------
Extreme Networks, Inc.(1)                           432,500     5,579,250
-------------------------------------------------------------------------
L.M. Ericsson Telephone Co., ADR, Cl. B             445,000     2,322,900
-------------------------------------------------------------------------
Lucent Technologies, Inc.                           634,000     3,987,860
-------------------------------------------------------------------------
Nokia Corp., Sponsored ADR, A Shares              1,602,000    39,297,060
-------------------------------------------------------------------------
QUALCOMM, Inc.(1)                                   137,900     6,963,950
                                                             ------------
                                                               83,581,950

                    Oppenheimer Capital Appreciation Fund/VA                  9

                                                                                                     Market Value
                                                                                      Shares         See Note 1
------------------------------------------------------------------------------------------------------------------
Electronics--5.1%
Analog Devices, Inc.(1)                                                                   161,000    $    7,146,790
-------------------------------------------------------------------------------------------------------------------
Atmel Corp.(1)                                                                            881,600         6,497,392
-------------------------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp.(1)                                                            442,000         8,809,060
-------------------------------------------------------------------------------------------------------------------
International Rectifier Corp.(1)                                                          320,000        11,161,600
-------------------------------------------------------------------------------------------------------------------
Micron Technology, Inc.(1)                                                                451,000        13,981,000
-------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                                           359,000        11,053,610
-------------------------------------------------------------------------------------------------------------------
RF Micro Devices, Inc.(1)                                                                 611,000        11,749,530
-------------------------------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                                                   337,000         9,436,000
-------------------------------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                                                            480,000         5,966,400
-------------------------------------------------------------------------------------------------------------------
Waters Corp.(1)                                                                           392,990        15,228,362
                                                                                                     --------------
                                                                                                        101,029,744
-------------------------------------------------------------------------------------------------------------------
Transportation--0.3%
-------------------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.3%
Canadian Pacific Ltd.                                                                     255,000         5,127,796
-------------------------------------------------------------------------------------------------------------------
Utilities--2.9%
-------------------------------------------------------------------------------------------------------------------
Electric Utilities--1.1%
Duke Energy Corp.                                                                         527,900        20,725,354
-------------------------------------------------------------------------------------------------------------------
Mirant Corp.(1)                                                                           105,600         1,691,712
                                                                                                     --------------
                                                                                                         22,417,066
-------------------------------------------------------------------------------------------------------------------
Gas Utilities--1.8%
El Paso Corp.                                                                             617,930        27,565,857
-------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc.(The)                                                                  315,000         8,038,800
                                                                                                     --------------
                                                                                                         35,604,657
                                                                                                     --------------
Total Common Stocks (Cost $1,939,200,400)                                                             1,882,337,558

                                                                                      Principal
                                                                                      Amount
===================================================================================================================
U.S. Government Obligations--0.5%
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.,6.375%,4/30/02 (Cost $9,970,993)                                   $10,000,000        10,155,470
===================================================================================================================
Repurchase Agreements--4.5%
-------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banque Nationale De Paris,1.65%, dated 12/31/01, to be repurchased at $88,046,070 on 1/2/02, collateralized by U.S. Treasury Bonds,
6.125%-10.625%,8/15/15-8/15/29, with a value of $82,152,932 and U.S. Treasury Nts.,
5.50%-6.375%,6/30/02-1/31/03, with a value of $7,957,856 (Cost $88,038,000)            88,038,000        88,038,000
-------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,037,209,393)                                           100.3%    1,980,531,028
-------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                        (0.3)      (5,096,129)
                                                                                      -----------    --------------
Net Assets                                                                                  100.0%   $1,975,434,899
                                                                                      ===========    ==============

1. Non-income-producing security.

See accompanying Notes to Financial Statements.

10                  Oppenheimer Capital Appreciation Fund/VA

Statement of Assets and Liabilities  December 31, 2001

===================================================================================================================
Assets
Investments, at value (cost $2,037,209,393)--see accompanying statement                              $1,980,531,028
-------------------------------------------------------------------------------------------------------------------
Cash                                                                                                         15,968
-------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                                    1,252,549
Shares of beneficial interest sold                                                                        1,650,611
Other                                                                                                        10,718
                                                                                                     --------------
Total assets                                                                                          1,983,460,874
===================================================================================================================
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                    6,227,676
Investments purchased                                                                                     1,427,058
Shareholder reports                                                                                         247,931
Trustees'compensation                                                                                         1,350
Other                                                                                                       121,960
                                                                                                     --------------
Total liabilities                                                                                         8,025,975
===================================================================================================================
Net Assets                                                                                           $1,975,434,899
                                                                                                     ==============
===================================================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                                                           $       53,998
-------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                            2,062,222,735
-------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                                    10,092,208
-------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and foreign currency transactions                   (40,255,555)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation of
assets and liabilities denominated in foreign currencies                                                (56,678,487)
                                                                                                     --------------
Net Assets                                                                                           $1,975,434,899
                                                                                                     ==============
===================================================================================================================
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $1,975,344,815 and 53,996,035 shares of beneficial interest outstanding)                       $36.58
-------------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $90,084 and 2,464 shares of beneficial interest outstanding)                                   $36.56

See accompanying Notes to Financial Statements.

                    Oppenheimer Capital Appreciation Fund/VA                 11

Statement of Operations  For the Year Ended December 31, 2001

===================================================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $69,662)                                               $  14,550,807
-------------------------------------------------------------------------------------------------------------------
Interest                                                                                                  9,210,383
                                                                                                      -------------
Total income                                                                                             23,761,190
===================================================================================================================
Expenses
Management fees                                                                                          12,843,798
-------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                                                    6
-------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                         532,260
-------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                  24,395
-------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                       22,564
-------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                 7,537
-------------------------------------------------------------------------------------------------------------------
Other                                                                                                       129,980
                                                                                                      -------------
Total expenses                                                                                           13,560,540
Less reduction to custodian expenses                                                                         (6,389)
                                                                                                      -------------
Net expenses                                                                                             13,554,151
===================================================================================================================
Net Investment Income                                                                                    10,207,039
===================================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                                             (37,438,904)
Foreign currency transactions                                                                              (454,526)
                                                                                                      -------------
Net realized gain (loss)                                                                                (37,893,430)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                            (256,693,111)
Translation of assets and liabilities denominated in foreign currencies                                    (162,347)
                                                                                                      -------------
Net change                                                                                             (256,855,458)
                                                                                                      -------------
Net realized and unrealized gain (loss)                                                                (294,748,888)
===================================================================================================================
Net Decrease in Net Assets Resulting from Operations                                                  $(284,541,849)
                                                                                                      =============

See accompanying Notes to Financial Statements.

12                  Oppenheimer Capital Appreciation Fund/VA

Statements of Changes in Net Assets

                                                                             Year Ended December 31,
                                                                             2001             2000
============================================================================================================

Operations
Net investment income (loss)                                                 $   10,207,039   $   12,662,038
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                        (37,893,430)     204,356,085
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                           (256,855,458)    (266,633,600)
                                                                             --------------   --------------
Net increase (decrease) in net assets resulting from operations                (284,541,849)     (49,615,477)
============================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                              (12,638,065)      (2,077,067)
Service shares                                                                            -                -
------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                             (189,649,710)    (110,842,476)
Service shares                                                                            -                -
============================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                                              366,372,108      833,140,766
Service shares                                                                       89,253                -
============================================================================================================
Net Assets
Total increase (decrease)                                                      (120,368,263)     670,605,746
------------------------------------------------------------------------------------------------------------
Beginning of period                                                           2,095,803,162    1,425,197,416
                                                                             --------------   --------------
End of period [including undistributed (overdistributed) net investment
income of $10,092,208 and $12,613,518, respectively]                         $1,975,434,899   $2,095,803,162
                                                                             ==============   ==============

See accompanying Notes to Financial Statements.

                    Oppenheimer Capital Appreciation Fund/VA                 13

Financial Highlights

                                                 Year Ended December 31,
Non-Service shares                               2001          2000          1999          1998        1997
===============================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $46.63        $49.84        $36.67      $32.44      $27.24
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .18           .27           .06         .13         .25
Net realized and unrealized gain (loss)               (5.86)          .02         14.68        7.28        6.62
---------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations        (5.68)          .29         14.74        7.41        6.87
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.27)         (.06)         (.13)       (.24)       (.15)
Distributions from net realized gain                  (4.10)        (3.44)        (1.44)      (2.94)      (1.52)
---------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (4.37)        (3.50)        (1.57)      (3.18)      (1.67)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $36.58        $46.63        $49.84      $36.67      $32.44
                                                     ======        ======        ======      ======      ======
===============================================================================================================
Total Return, at Net Asset Value(1)                  (12.58)%       (0.23)%       41.66%      24.00%      26.68%
===============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)         $1,975,345    $2,095,803    $1,425,197    $768,550    $493,906
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $2,000,314    $1,922,099    $1,002,835    $609,246    $390,447
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  0.51%         0.66%         0.21%       0.50%       1.02%
Expenses                                               0.68%         0.67%         0.70%       0.75%(3)    0.75%(3)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  45%           38%           56%         56%         66%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of theses charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

14                  Oppenheimer Capital Appreciation Fund/VA

                                                                             Period Ended
Service shares                                                               December 31, 2001(1)
=================================================================================================
Per Share Operating Data
Net asset value, beginning of period                                                       $31.66
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                          --(2)
Net realized and unrealized gain (loss)                                                      4.90
-------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                                               4.90
-------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                           --
Distributions from net realized gain                                                           --
-------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders                                           --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $36.56
                                                                                           ======
=================================================================================================
Total Return, at Net Asset Value(3)                                                         15.51%
=================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                                      $90
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                             $16
-------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                                        0.11%
Expenses                                                                                     0.81%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                        45%

1. For the period from September 18, 2001 (inception of offering) to December 31, 2001.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of theses charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                    Oppenheimer Capital Appreciation Fund/VA                 15

Notes to Financial Statements

===============================================================================
1. Significant Accounting Policies

Oppenheimer Capital Appreciation Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Trust's investment advisor is Oppenheimer Funds, Inc. (the Manager).
     The Fund offers two classes of shares. Both classes are sold at their Offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

16                  Oppenheimer Capital Appreciation Fund/VA

===============================================================================
1. Significant Accounting Policies  (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

     Expiring
     ----------------------------------------------
         2009                           $14,552,938

As of December 31, 2001, the Fund had approximately $18,447,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately $5,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect a decrease in undistributed net investment income of $90,284. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                    Oppenheimer Capital Appreciation Fund/VA                 17

===============================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                Year Ended December 31, 2001(1)             Year Ended December 31, 2000
                                                ---------------------------------           ---------------------------------
                                                Shares              Amount                  Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------
Non-Service shares
Sold                                             15,808,805         $ 618,618,659           20,683,300         $1,046,431,848
Dividends and/or distributions reinvested         5,299,654           202,287,775            2,140,655            112,919,543
Redeemed                                        (12,057,267)         (454,534,326)          (6,472,107)          (326,210,625)
                                                -----------         -------------           ----------         --------------
Net increase (decrease)                           9,051,192         $ 366,372,108           16,351,848         $  833,140,766
                                                ===========         =============           ==========         ==============
Service shares
Sold                                                  2,703         $      97,939                   --         $           --
Dividends and/or distributions reinvested                --                    --                   --                     --
Redeemed                                               (239)               (8,686)                  --                     --
                                                -----------         -------------           ----------         --------------
Net increase (decrease)                               2,464         $      89,253                   --         $           --
                                                ===========         =============           ==========         ==============

1. For the year ended December 31, 2001, for Non-Service shares and for the period from September 18, 2001 (inception of offering) to December 31, 2001, for Service shares.

===============================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were $1,267,428,314 and $807,614,824, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,044,459,802 was:

     Gross unrealized appreciation                  $ 179,621,204
     Gross unrealized depreciation                   (243,549,978)
                                                    -------------
     Net unrealized appreciation (depreciation)     $ (63,928,774)
                                                    =============

===============================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended December 31, 2001, was an annualized rate of 0.64%.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and share-holder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of funds offered in variable annuity separate accounts, effective January 1, 2001. This undertaking may be amended or withdrawn at any time.

18                  Oppenheimer Capital Appreciation Fund/VA

===============================================================================
4. Fees and Other Transactions with Affiliates  (continued)

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Trustees may increase that rate to no more than 0.25% per annum, without notification in advance. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

===============================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

                    Oppenheimer Capital Appreciation Fund/VA                 19

Independent Auditors' Report

===============================================================================
The Board of Trustees and Shareholders of Oppenheimer Capital Appreciation Fund/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA (which is a series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund/VA as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

20                  Oppenheimer Capital Appreciation Fund/VA

Federal Income Tax Information  (Unaudited)

===============================================================================
In early 2002 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends and distributions of $4.3679 per share were paid to Non-Service shareholders, on March 16, 2001, of which $2.2083 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     Dividends paid by the Fund during the fiscal year ended December 31, 2001, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                    Oppenheimer Capital Appreciation Fund/VA                 21

Officers and Trustees

===================================================================================================================================
Officers and Trustees                   James C. Swain, Trustee, CEO and Chairman of the Board
                                        John V. Murphy, President and Trustee
                                        William L. Armstrong, Trustee
                                        Robert G. Avis, Trustee
                                        George C. Bowen, Trustee
                                        Edward L. Cameron, Trustee
                                        Jon S. Fossel, Trustee
                                        Sam Freedman, Trustee
                                        C. Howard Kast, Trustee
                                        Robert M. Kirchner, Trustee
                                        F. William Marshall, Jr., Trustee
                                        Jane Putnam, Vice President
                                        Robert G. Zack, Vice President and Secretary
                                        Brian W. Wixted, Treasurer
                                        Robert J. Bishop, Assistant Treasurer
                                        Scott T. Farrar, Assistant Treasurer
                                        Katherine P. Feld, Assistant Secretary
                                        Kathleen T. Ives, Assistant Secretary
                                        Denis R. Molleur, Assistant Secretary
===================================================================================================================================
Name, Address, (1) Age, Position(s) Held
with Fund and Length of Time Served(2)  Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
James C. Swain, Chairman,               Formerly Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (September
Chief Executive Officer and Trustee     1988-January 2, 2002); President and a director of Centennial Asset Management
(since 1985). Age:68                    Corporation, a wholly owned subsidiary of the Manager and Chairman of the Board of
                                        Shareholder Services, Inc., a transfer agent subsidiary of the Manager.
-----------------------------------------------------------------------------------------------------------------------------------
John V. Murphy, (3) President and       Chairman, Chief Executive Officer and Director (since June 30, 2001) and President (since
Trustee (since 2001). Age:52            September 2000) of the Manager; President and a trustee of other Oppenheimer funds;
                                        President and a director (since July 2001) of Oppenheimer Acquisition Corp., the
                                        Manager's parent holding company, and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; Chairman and a director (since July 2001) of
                                        Shareholder Services, Inc. and of Shareholder Financial Services, Inc., transfer agent sub-
                                        sidiaries of the Manager; President and a director (since July 2001) of OppenheimerFunds
                                        Legacy Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the Manager:OAM Institutional, Inc. and
                                        Centennial Asset Management Corporation (since November 2001), HarbourView Asset
                                        Management Corporation and OFI Private Investments Inc. (since July 2002); President
                                        (since November 2001) and a director (since July 2001) of Oppenheimer Real Asset
                                        Management, Inc., an investment advisor subsidiary of the Manager; a director (since
                                        November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc.,
                                        investment advisory affiliates of the Manager.
                                             Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                        Insurance Company, the Manager's parent company; a director (since June 1995) of DBL
                                        Acquisition Corporation; formerly Chief Operating Officer (September 2000-June 2001)
                                        of the Manager; President and Trustee (November 1999-November 2001) of MML Series
                                        Investment Fund and MassMutual Institutional Funds, open-end investment companies; a director (September 1999-August 2000) of C.M. Life Insurance Company; President, Chief
                                        Executive Officer and Director (September 1999-August 2000) of MML Bay State Life
                                        Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and
                                        Hibernia Savings Bank, wholly owned subsidiary of Emerald Isle Bancorp; Executive
                                        Vice President, Director and Chief Operating Officer (June 1995-January 1997) of
                                        David L. Babson & Co., Inc., an investment advisor; Chief Operating Officer (March
                                        1993-December 1996) of Concert Capital Management, Inc., an investment advisor.

22                  Oppenheimer Capital Appreciation Fund/VA

Name, Address, (1) Age,
Position(s) Held with Fund
and Length of Time Served(2)          Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee
================================================================================================================================
William L. Armstrong, Trustee         Chairman of the following private mortgage banking companies:Cherry Creek Mortgage
(since 1999). Age:64                  Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso
                                      Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following private companies:Great Frontier Insurance (insurance agency) (since
                                      1995) and Ambassador Media Corporation (since 1984); Director of the following public companies:Storage Technology Corporation (computer equipment company) (since
                                      1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992),
                                      UNUMProvident (insurance company) (since 1991).
                                           Formerly Director of International Family Entertainment (television channel)
                                      (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage)
                                      (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); formerly
                                      U.S. Senator (January 1979-January 1991).
--------------------------------------------------------------------------------------------------------------------------------
Robert G. Avis, Trustee               Formerly (until February 2001) Director and President of A.G. Edwards Capital, Inc.
(since 1993). Age:70                  (General Partner of private equity funds), formerly (until March 2000) Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly (until March 1999) Vice
                                      Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons,
                                      Inc. (its brokerage company subsidiary); (until March 1999) Chairman of A.G. Edwards
                                      Trust Company and A.G.E. Asset Management (investment advisor); (until March 2000), a director of A.G. Edwards & Sons and A.G. Edwards Trust Company.
--------------------------------------------------------------------------------------------------------------------------------
George C. Bowen, Trustee              Formerly (until April 1999) Mr. Bowen held the following positions:Senior Vice President
(since 1998). Age:65                  (from September 1987) and Treasurer (from March 1985) of the Manager; Vice President
                                      (from June 1983) and Treasurer (since March 1985) of OppenheimerFunds Distributor,
                                      Inc., a subsidiary of the Manager and the Fund's Distributor; Senior Vice President (since
                                      February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since
                                      December 1991) of Centennial Asset Management Corporation; Vice President (since
                                      October 1989) and Treasurer (since April 1986) of HarbourView Asset Management
                                      Corporation; President, Treasurer and a director of Centennial Capital Corporation (since
                                      June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April
                                      1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder
                                      Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer
                                      Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc.
                                      (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset
                                      Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd.
                                      and Oppenheimer Millennium Funds plc (since October 1997).
--------------------------------------------------------------------------------------------------------------------------------
Edward L. Cameron, Trustee            Formerly (1974-1999) a partner with PricewaterhouseCoopers LLP (an accounting
(since 1999). Age:63                  firm) and Chairman, Price Waterhouse LLP Global Investment Management Industry
                                      Services Group (1994-1998).
--------------------------------------------------------------------------------------------------------------------------------
Jon S. Fossel, Trustee (since 1990)   Formerly (until October 1996) Chairman and a director of the Manager; President and a
Age:59                                director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder
                                      Financial Services, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Sam Freedman, Trustee (since 1996)    Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds
Age:61                                Services; Chairman, Chief Executive Officer and a director of Shareholder Services, Inc.;
                                      Chairman, Chief Executive Officer and Director of Shareholder Financial Services, Inc.;
                                      Vice President and Director of Oppenheimer Acquisition Corp. and a director of
                                      OppenheimerFunds, Inc.
--------------------------------------------------------------------------------------------------------------------------------
C. Howard Kast, Trustee (since 1988)  Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).
Age:80
--------------------------------------------------------------------------------------------------------------------------------
Robert M. Kirchner, Trustee           President of The Kirchner Company (management consultants).
(since 1985). Age:80

                    Oppenheimer Capital Appreciation Fund/VA                 23

Name, Address, (1) Age, Position(s) Held
with Fund and Length of Time Served(2)    Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee
===================================================================================================================================
F. William Marshall, Jr., Trustee         Formerly (until 1999) Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank);
(since 2000). Age:59                      President, Chief Executive Officer and Director of SIS Bankcorp., Inc. and SIS Bank
                                          (formerly Springfield Institution for Savings) (1993-1999); Executive Vice President
                                          (until 1999) of Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive
                                          Office of Bank of Ireland First Holdings, Inc. and First New Hampshire Banks (1990-1993);
                                          Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund
                                          (open-end investment companies).
-----------------------------------------------------------------------------------------------------------------------------------
Charles Albers, Vice President and        Senior Vice President (since April 1998) of the Manager; a Certified Financial Analyst;
Portfolio Manager of Oppenheimer Main     an officer and portfolio manager of other Oppenheimer funds; formerly a vice president
Street(R) Small Cap Fund/VA and Main      and portfolio manager for Guardian Investor Services, the investment management
Street(R) Growth & Income Fund/VA         subsidiary of The Guardian Life Insurance Company (1972-April 1998).
(since 1999). Age:61
-----------------------------------------------------------------------------------------------------------------------------------
Bruce L. Bartlett, Vice President and     Senior Vice President (since January 1999) of the Manager; an officer and portfolio
Portfolio Manager of Oppenheimer          manager of other Oppenheimer funds; prior to joining the Manager in April 1995,
Aggressive Growth Fund/VA                 he was a vice president and senior portfolio manager at First of America Investment Corp.
(since 1998). Age:51                      (September 1986-April 1995).
-----------------------------------------------------------------------------------------------------------------------------------
George Evans, Vice President and          Vice President of the Manager (since October 1993) and of HarbourView Asset
Portfolio Manager of Oppenheimer          Management Corporation (since July 1994); an officer and portfolio manager of other
Multiple Strategies Fund/VA               Oppenheimer funds.
(since 2001). Age:42
-----------------------------------------------------------------------------------------------------------------------------------
John S. Kowalik, Vice President and       Senior Vice President of the Manager (since July 1998) and of HarbourView Asset
Portfolio Manager of Oppenheimer          Management Corporation (since April 2000); an officer and portfolio manager of other
Bond Fund/VA                              Oppenheimer funds; formerly Managing Director and Senior Portfolio Manager at
(since 1998). Age:44                      Prudential Global Advisors (June 1989-June 1998).
-----------------------------------------------------------------------------------------------------------------------------------
Michael Levine, Vice President and        Vice President (since June 1998) of the Manager; an officer and portfolio manager of
Portfolio Manager of Oppenheimer          other Oppenheimer funds; formerly Assistant Vice President and Portfolio Manager of
Multiple Strategies Fund/VA               the Manager (April 1996-June 1998); prior to joining the Manager in June 1994, he
(since 1998). Age:36                      was a portfolio manager and research associate for Amas Securities, Inc. (February
                                          1990-February 1994).
-----------------------------------------------------------------------------------------------------------------------------------
Nikolaos Monoyios, Vice President and     Vice President of the Manager (since April 1998); an officer and portfolio manager of
Portfolio Manager of Oppenheimer          other Oppenheimer funds; a Certified Financial Analyst; formerly a vice president and
Main Street(R) Growth & Income Fund/VA    portfolio manager for Guardian Investor Services, the investment management subsidiary of
(since 1999). Age:52                      The Guardian Life Insurance Company (1979-March 1998).
-----------------------------------------------------------------------------------------------------------------------------------
David P. Negri, Vice President and        Senior Vice President of the Manager (since May 1998) and of HarbourView Asset
Portfolio Manager of Oppenheimer Bond     Management Corporation (since April 1999); an officer and portfolio manager of other
Fund/VA, High Income Fund/VA, Multiple    Oppenheimer funds; formerly Vice President of the Manager (July 1988-May 1998).
Strategies Fund/VA and Strategic Bond
Fund/VA (since 1990). Age:47
---------------------------------------------------------------------------------------------------------------------------------
Jane Putnam, Vice President and           Vice President of the Manager (since October 1995); an officer and portfolio manager of
Portfolio Manager of Oppenheimer          another Oppenheimer fund; before joining the Manager in May 1994, she was a portfolio
Capital Appreciation Fund/VA              manager and equity research analyst for Chemical Bank (June 1989-May 1994).
(since 1994). Age:40
-----------------------------------------------------------------------------------------------------------------------------------
Thomas P. Reedy, Vice President and       Vice President of the Manager (since June 1993) and of HarbourView Asset Management
Portfolio Manager of Oppenheimer          Corporation (since April 1999); an officer and portfolio manager of other Oppenheimer
High Income Fund/VA                       funds.
(since 1998). Age:39
-----------------------------------------------------------------------------------------------------------------------------------
Richard H. Rubinstein, Vice President     Senior Vice President (since October 1995) of the Manager; an officer and portfolio
and Portfolio Manager of Oppenheimer      manager of another Oppenheimer fund; formerly a vice president of the Manager
Multiple Strategies Fund/VA               (June 1990-October 1995).
(since 1991). Age:53

24                  Oppenheimer Capital Appreciation Fund/VA

Name, Address, (1) Age, Position(s) Held
with Fund and Length of Time Served(2)   Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee
===================================================================================================================================
Arthur P. Steinmetz, Vice President      Senior Vice President of the Manager (since March 1993) and of HarbourView Asset
and Portfolio Manager of Oppenheimer     Management Corporation (since March 2000); an officer and portfolio manager of other
Strategic Bond Fund/VA (since 1993).     Oppenheimer funds.
Age:43
-----------------------------------------------------------------------------------------------------------------------------------
Susan Switzer, Vice President and        Vice President of the Manager (since December 2000); Assistant Vice President of the
Portfolio Manager of Oppenheimer         Manager (December 1997-December 2000). Prior to joining the Manager, she was a
Multiple Strategies Fund/VA              portfolio manager at Neuberger Berman (November 1994-November 1997).
(since 2001). Age:35
-----------------------------------------------------------------------------------------------------------------------------------
James F. Turner, II, Vice President      Vice President and Portfolio Manager of the Manager since March 26, 2001; Portfolio
and Portfolio Manager of Oppenheimer     Manager for Technology Crossover Ventures (May 2000-March 2001); Assistant Vice
Aggressive Growth Fund/VA                President and Associate Portfolio Manager of the Manager (August 1999-May 2000);
(since 2001). Age:34                     Securities Analyst for the Manager (October 1996-August 1999); and a securities analyst with First of America Investment Company (May 1994-October 1996).
-----------------------------------------------------------------------------------------------------------------------------------
Barry Weiss, Vice President and          Vice President of the Manager (since July 2001); an officer and portfolio manager of other
Portfolio Manager of Oppenheimer         Oppenheimer funds; formerly Assistant Vice President and Senior Credit Analyst of the
Money Fund/VA (since 2001). Age:37       Manager (February 2000-June 2001). Prior to joining the Manager in February 2000, he was Associate Director, Structured Finance, Fitch IBCA Inc. (April 1998-February 2000);
                                         News Director, Fitch Investors Service (September 1996-April 1998); and Senior Budget
                                         Analyst, City of New York, Office of Management & Budget (February 1990-September 1996).
-----------------------------------------------------------------------------------------------------------------------------------
William L. Wilby, Vice President         Senior Vice President of the Manager (since July 1994) and of HarbourView Asset
and Portfolio Manager of Oppenheimer     Management Corporation (since May 1999); Senior Investment Officer, Director of
Global Securities Fund/VA                International Equities (since May 2000) of the Manager; an officer and portfolio manager
(since 1995). Age:57                     of another Oppenheimer fund; formerly Vice President of the Manager (October 1991-July
                                         1994) and of HarbourView Asset Management Corporation (June 1992-May 1999).
-----------------------------------------------------------------------------------------------------------------------------------
Carol E. Wolf, Vice President and        Senior Vice President of the Manager; an officer and portfolio manager of other
Portfolio Manager of Oppenheimer         Oppenheimer funds; formerly Vice President of the Manager (June 1990-June 2000).
Money Fund/VA (since 1998). Age:50
-----------------------------------------------------------------------------------------------------------------------------------
Mark Zavanelli, Vice President and       Assistant Vice President (since May 1998) of the Manager; a Chartered Financial Analyst;
Portfolio Manager of Oppenheimer         an officer and portfolio manager of other Oppenheimer funds. Prior to joining the
Main Street Small Cap Fund/VA            Manager in May 1998 he was President of Waterside Capital Management, a registered
(since 2001). Age:31                     investment advisor (August 1995-April 1998) and a financial research analyst for Elder
                                         Research (June 1997-April 1998).
-----------------------------------------------------------------------------------------------------------------------------------
Robert G. Zack, Vice President and       Senior Vice President (since May 1985) and Acting General Counsel (since November 2001)
Secretary (since 2001). Age:53           of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Share-
                                         holder Financial Services, Inc. (since November 1989); OppenheimerFunds International
                                         Ltd. and Oppenheimer Millennium Fund plc (since October 1997); an officer of other
                                         Oppenheimer funds. Formerly Associate General Counsel (May 1981-November 2001).
-----------------------------------------------------------------------------------------------------------------------------------
Brian W. Wixted,                         Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since
Treasurer (since 1999). Age:42           March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc.,
                                         Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc.
                                         and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since
                                         March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium
                                         Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of
                                         Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer
                                         Acquisition Corp.; an officer of other Oppenheimer funds; formerly Principal and Chief
                                         Operating Officer, Bankers Trust Company-Mutual Fund Services Division (March
                                         1995-March 1999); Vice President and Chief Financial Officer of CS First Boston Investment
                                         Management Corp. (September 1991-March 1995).
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Bishop, Assistant Treasurer    Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of
(since 1996). Age:43                     other Oppenheimer funds; formerly an assistant vice president of the Manager/Mutual
                                         Fund Accounting (April 1994-May 1996) and a fund controller of the Manager.

                    Oppenheimer Capital Appreciation Fund/VA                 25

Name, Address, (1) Age, Position(s) Held
with Fund and Length of Time Served(2)   Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee
===================================================================================================================================
Scott T. Farrar, Assistant Treasurer     Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant
(since 1996). Age:36                     Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other
                                         Oppenheimer funds; formerly an assistant vice president of the Manager/Mutual Fund
                                         Accounting (April 1994-May 1996), and a fund controller of the Manager.
-----------------------------------------------------------------------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary   Vice President and Senior Counsel of the Manager (since July 1999); Vice President of
(since 2001). Age:43                     OppenheimerFunds Distributor, Inc. (since June 1990); an officer of other Oppenheimer funds; formerly a vice president and associate counsel of the Manager (June 1990-
                                         July 1999).
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary    Vice President and Assistant Counsel of the Manager (since June 1998); an officer of other
(since 2001). Age:36                     Oppenheimer funds; formerly an assistant vice president and assistant counsel of the
                                         Manager (August 1994-August 1997).
-----------------------------------------------------------------------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary    Vice President and Senior Counsel of the Manager (since July 1999); an officer of other
(since 2001). Age:44                     Oppenheimer funds; formerly a vice president and associate counsel of the Manager
                                         (September 1991-July 1999).

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.
Each Trustee is a Trustee, Director or Managing General Partner of 41 other portfolios in the Oppenheimer Fund complex, except as follows: Messrs. Armstrong and Fossel (40 portfolios), Messrs. Bowen, Cameron and Marshall
(36 portfolios), and Mr. Murphy (62 portfolios).
1. The address of each Trustee and Officer is 6803 S. Tucson Way, Englewood, CO 80112-3924, except as follows: the address for the following officers is 498 Seventh Avenue, New York, NY 10018: Messrs. Albers, Bartlett, Evans, Kowalik, Levine, Monoyios, Negri, Reedy, Rubinstein, Steinmetz, Turner, Wilby, Zavanelli, Molleur and Zack, and Mses. Switzer and Feld.
2. Each Trustee and Officer serves for an indefinite term, until his or her resignation, death or removal.
3. John V. Murphy is an "interested person" of the Fund (as defined in the Investment Company Act of 1940), by virtue of his positions as an officer and director of the Fund's Manager, and as a shareholder of its parent company.

26                  Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
A Series of Oppenheimer Variable Account Funds

===================================================================================================================================
Investment Advisor                              OppenheimerFunds, Inc.

===================================================================================================================================
Distributor                                     OppenheimerFunds Distributor, Inc.

===================================================================================================================================
Transfer Agent                                  OppenheimerFunds Services

===================================================================================================================================
Custodian of Portfolio Securities               The Bank of New York

===================================================================================================================================
Independent Auditors                            Deloitte & Touche LLP

===================================================================================================================================
Legal Counsel                                   Myer, Swanson, Adams & Wolf, P.C.

                                                For more complete information about Oppenheimer Capital Appreciation Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

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(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.